Exhibit 10.29

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
This Third Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is made as of October 31, 2017 by and among INDUSTRIAL PROPERTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), several banks, financial institutions and other entities referred to in the signature pages to this Agreement (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., not individually, but as “Administrative Agent”.
RECITALS
A.    The Borrower, the Administrative Agent, and the Lenders are parties to a Third Amended and Restated Credit Agreement dated as of December 8, 2015 (the “Original Credit Agreement”), as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of January 11, 2016 (the “First Amendment”), and as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated May 5, 2016 (the “Second Amendment”, and together with the Original Credit Agreement and the First Amendment, as amended and modified from time to time, the “Credit Agreement”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
B.    Borrower has requested certain modifications to the Credit Agreement and the Lenders have agreed to do so as provided herein.
NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENTS
1.The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.
2.    The definition of “Capitalization Rate” in Section 1.01 of the Original Credit Agreement is hereby amended and modified to read as follows:
    “Capitalization Rate” means, six percent (6.00%)
3.    The Borrower hereby represents and warrants the following:
a)    no Default exists under the Loan Documents;
b)    the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

c)    there has been no material adverse change in the financial condition of the Borrower as shown in its December 31, 2016 financial statements;
d)    the Borrower has full power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and
e)    all representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date, and except that for purposes of this clause (e), the representations and warranties contained in subsections (a) and (b) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01.
4.    The effectiveness of this Amendment shall be conditioned on the following:
a)    The representations and warranties in Section 3 being true and correct.
b)    Any fees required to be paid to the Administrative Agent or any Lender in connection with this Agreement shall have been paid.
c)    Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date that is three Business Days prior to the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
d)    Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the “Credit Agreement” henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.
5.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
6.    This Amendment shall become effective upon satisfaction of the conditions set forth in Section 4 hereof and when it has been executed by the Borrower, the Administrative Agent, and the Required Lenders.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
INDUSTRIAL PROPERTY OPERATING
PARTNERSHIP, LP, a Delaware limited
partnership

By:    Industrial Property Trust Inc., a Maryland
corporation, its general partner

By: /s/ LAINIE P. MINNICK
Name:    Lainie P. Minnick
Title:    Managing Director

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:    /s/ RYAN M. DEMPSEY
Name:    Ryan M. Dempsey
Title:    Authorized Officer

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Syndication Agent and as a
Lender

By:    /s/ KEVIN A. STACKER
Name:    Kevin A. Stacker
Title:    Senior Vice President

BANK OF AMERICA, N.A., as Co-Documentation
Agent and as a Lender

By:    /s/ KURT L. MATHISON
Name:    Kurt L. Mathison
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent and as a Lender
By:    /s/ BENJAMIN KURUVILLA
Name:     Benjamin Kuruvilla
Title:    Vice President

REGIONS BANK, as Co-Documentation Agent
and as a Lender

By:    /s/ GHI GAVIN
Name:    Ghi Gavin
Title:    Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ CHRISTOPHER T. NEIL
Name:    Christopher T. Neil
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ JAMES A. HARMANN
Name:    James A. Harmann
Title:    Senior Vice President

ASSOCIATED BANK, NATIONAL
ASSOCIATION

By:    /s/ MICHAEL SEDIVY
Name:    Michael Sedivy
Title:    Senior Vice President

MUFG UNION BANK, N.A.

By: /s/ NANCY DALBELLO
Name:    Nancy DalBello
Title:    Director

BANK OF THE WEST,
as a Lender

By: /s/ CRIS GALVEZ
Name:    Cris Galvez
Title:    Vice President

By: /s/ CHUCK WEERASOORIYA
Name:    Chuck Weerasooriya
Title:    Managing Director

CONSENT OF GUARANTORS
The undersigned, on behalf of itself as the Guarantor under the Trust Guaranty, and on behalf of each of the Subsidiary Guarantors which are parties to the Subsidiary Guaranty, each delivered pursuant to the terms of the Credit Agreement described in the foregoing Amendment, hereby execute this Amendment for the purpose of consenting to the terms of the foregoing Amendment, and reaffirming the terms of the Trust Guaranty and Subsidiary Guaranty.
INDUSTRIAL PROPERTY TRUST INC.,
a Maryland corporation

By:    /s/ LAINIE P. MINNICK
Name:    Lainie P. Minnick
Title:    Managing Director